Accounts receivable (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Accounts receivable
Trade accounts receivable, net	$ 64,208	$ 35,455
Other receivables	5,790	2,447
Transferred to assets held for sale		(4,536)
Total trade and other receivables	69,998	33,366
Less: expected credit losses	(5,428)	(4,536)
Accounts receivable, net	$ 64,570	$ 28,830